EXHIBIT 10.3.1

FIRST AMENDMENT TO THE
DISTRIBUTION
AND
MANUFACTURING SERVICES AGREEMENT
BETWEEN
LEVPHARMA
AND
SANQUIN

THIS FIRST AMENDMENT is entered into effective as of the latest of the dates of signatures hereunder by and between the Parties to the DISTRIBUTION AND MANUFACTURING SERVICES AGREEMENT BETWEEN LEVPHARMA AND SANQUIN dated January 16, 2004 (the “AGREEMENT”): LEV PHARMACEUTICALS, INC., a corporation formed under the laws of the state of Delaware, having an address at 236 Old Lancaster Road, Merion Station, Pennsylvania 19066 (“LEVPHARMA”) and the SANQUIN BLOOD SUPPLY FOUNDATION, a not-for-profit organization formed under the laws of The Netherlands, having an address at Plesmanlaan 125, 1066 CX, Amsterdam, The Netherlands, acting for the purposes of the AGREEMENT through its Plasma Products Division, (“SANQUIN”).

1.	The Parties agree to amend the AGREEMENT as follows:

Under ARTICLE I - DEFINITIONS,

paragraph 1.14 “TERRITORY” shall be modified to read as follows:

“1.14 “TERRITORY” shall mean Israel and all countries in North, Central and South America with the exception of the Dutch Overseas Territories, Argentina, and Brazil. The Territory may be expanded in accordance with the provisions in Sections 2.1 and/or 2.2(a) of this Agreement.”

2.    Ratification. The AGREEMENT is ratified and confirmed and shall continue in full force and effect as amended hereby.

3.    Counterparts. This FIRST AMENDMENT may be executed in two or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This FIRST AMENDMENT may be executed by facsimile with original signatures to follow.

IN WITNESS WHEREOF, the Parties have caused this FIRST AMENDMENT to the AGREEMENT to be executed by their duly authorized representatives.

LEVPHARMA

Date:	By:	/s/ Y. T. Wachtfogel

Its: Chief Scientific Officer

SANQUIN

Date: 30-01-06	By:	/s/ Dr. T. J. F. Bunnen

Its: Chairman of the Executive Board